Other Assets, Net - Summary of Analysis of Other Assets (Detail) $ in Thousands, $ in Millions		Dec. 31, 2023 MXN ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 MXN ($)
Current portion:
Advances to suppliers (different from CAPEX and inventories)		$ 8,788,638		$ 8,247,735
Prepaid insurance		2,105,556		1,988,713
Other		328,065		328,974
Other current assets		11,222,259	$ 664	10,565,422
Non-current portion:
Recoverable taxes		8,879,374		9,363,682
Prepayments for the use of fiber optics		2,734,008		3,424,850
Judicial deposits	[1]	15,456,282		16,309,977
Prepaid expenses		10,574,048		10,483,113
Total		$ 37,643,712		$ 39,581,622

[1]	Judicial deposits represent cash and cash equivalents pledged in order to fulfill the collateral requirements for tax contingencies in Brazil. Based on its evaluation of the underlying contingencies, the Company believes that such amounts are recoverable. See Note 17 b).